                      AMENDMENT TO BUSINESS LOAN AGREEMENT
                      ------------------------------------

        This Amendment (this "Amendment") dated as of May 31, 1996 is among Gensym Corporation, a Delaware corporation, each of Gensym's subsidiaries named below (collectively, the "Borrower") and State Street Bank and Trust Company (the "Bank").

        Reference is made to the Business Loan Agreement dated as of June 20, 1991 by and between the Borrower and the Bank (as amended, the "Agreement"). The Borrower has requested that the Bank extend the Borrower's Line of Credit, and the Bank is willing to agree to the extension provided that this Amendment is executed.

        In consideration of the mutual undertakings contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. Definitions. All terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

        2.      Amendments to the Agreement.

        (a) Section 1.2 of the Agreement is hereby amended by deleting the first sentence therefrom and substituting the following therefor: "The $1,000,000 Time Note will bear interest at the Prime Rate plus one percent (1.0%) per year; the Line of Credit will expire on May 31, 1997; there will be no prepayment penalty.".

        (b) Section 3.1 of the Agreement is hereby deleted in its entirety and the remaining Agreement renumbered as necessary after giving effect to such deletion and the amendments set forth below.

        (c) Section 3.2 of the Agreement is hereby deleted and the following is substituted therefor, to read as follows:

                3.2  Net Worth.

                Borrower's Consolidated Tangible Net Worth, determined in accordance with GAAP, shall be greater than Eighteen Million Dollars ($18,000,000) as of the end of each quarterly period and each fiscal year end.

        (d) Section 3.4 of the Agreement is hereby deleted in its entirety and the following is substituted therefor, to read as follows:

                3.4  Losses.

                Commencing during the Borrower's 1996 fiscal year, Borrower shall not suffer net losses in more than two consecutive quarterly periods or at any fiscal year end.

     3. Conditions. The effectiveness of this Amendment is subject to the following conditions:

     (a)  Receipt by the Bank of this Amendment duly executed by the Borrower;
and

     (b) Receipt by the Bank of an Amendment to Promissory Note in the form delivered by the Bank, duly completed and executed by the Borrower.

     4. Representations and Warranties; No Default. The Borrower hereby represents and warrants that the representations and warranties contained in
Section 2 of the Agreement are true and accurate in all material respects on and as of the effective date of this Amendment, and no Event of Default and no event which would constitute, with the lapse of time or the giving of notice, or both, an Event of Default has occurred and is continuing.

     5. Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement and all other agreements, documents and certificates relating thereto are each confirmed as being in full force and effect. This Amendment, the Agreement and the other agreements, documents and certificates referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Amendment are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. This Amendment may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns. The Borrower shall pay the Bank on demand for all reasonable expenses incurred or paid by the Bank in connection with this Amendment. This Amendment shall be construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as an instrument under seal by their duly authorized officers effective as of the day and year first above written.

ATTEST:                                 Gensym Corporation

                                        By: /s/   Lowell B. Hawkinson
- -------------------------------         -------------------------------
                                        Title: Chairman and Chief
                                                 Executive Officer

                                        By:  /s/  Robert L. Moore
                                        -------------------------------
                                        Title: President

                                        By:  /s/  Stephen Gregorio
                                        -------------------------------
                                        Title: Vice President Finance and
                                                 Administration and Chief
                                                 Financial Officer

                                        Gensym International Corporation
                                          Company

                                        By:  /s/  Lowell B. Hawkinson
                                        -------------------------------
                                        Title: Treasurer and Secretary

                                        By:  /s/  Robert L. Moore
                                        -------------------------------
                                        Title: President

                                        GENSYM B.V.

                                        By:  /s/  Lowell B. Hawkinson
                                        -------------------------------
                                        Title: Managing Director

                                        By:  /s/  Robert L. Moore
                                        -------------------------------
                                        Title: Managing Director

                                        GENSYM GMBH

                                        By:  /s/  Lowell B. Hawkinson
                                        -------------------------------
                                        Title: Managing Director

                                        By:  /s/  Robert L. Moore
                                        -------------------------------
                                        Title: Managing Director

                                GENSYM F.S.C. (V.I.) LIMITED


                                By: /s/ Lowell B. Hawkinson
                                    -----------------------------------
                                Title: Treasurer and Secretary


                                By: /s/ Robert L. Moore
                                    -----------------------------------
                                Title: President


                                State Street Bank and Trust Company


                                By: /s/ Deborah M. Aiken
                                    -----------------------------------
                                Title: Vice President

                          AMENDMENT TO PROMISSORY NOTE

        This Amendment (this "Amendment") is made as of May 31, 1996 by and among Gensym Corporation, Gensym International Corporation, GENSYM B.V.,
GENSYM GMBH, GENSYM F.S.C. (V.I.) LIMITED (collectively, the "Borrower") and State Street Bank and Trust Company, a Massachusetts trust company (the "Bank").

        WHEREAS, the Borrower entered into a certain promissory note dated June 20, 1991 for the benefit and payable to the order of the Bank in the original principal amount of $1,000,000.00 (as amended, the "Note") subject to the provisions of a Business Loan Agreement dated as of June 20, 1991 between the Borrower (as defined therein) and the Bank (as amended, the "Agreement"); and

        WHEREAS , the Borrower and the Bank desire to extend the Borrower's Line of Credit;

        NOW, THEREFORE, for valuable consideration paid, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

        1.      The Note is hereby amended as follows:

                (a) The first paragraph of the Note prior to the parenthetical is hereby deleted and the following substituted therefor: "On May 31, 1997". All references in the Note to "Maturity Date" shall be deemed to refer to May 31, 1997.

                (b) All references to the Business Loan Agreement contained in the Note shall refer to the Business Loan Agreement dated as of June 30, 1991 between the Borrower (as defined therein) and the Bank as amended, including by an Amendment to Business Loan Agreement dated as of the date hereof between the Borrower (as defined therein) and the Bank, as such Agreement may be further amended, extended, modified, superseded or replaced from time to time.

        2. All of the terms and provisions of the Note, as amended hereby, are hereby ratified and confirmed and are extended and remain in full force and effect. All covenant compliance certification hereafter delivered to the Bank shall reflect the amendments contained herein.

        3. This Amendment to the Note is intended to be an allonge and shall have the same effect as if the provisions hereof amending the Note were expressly set forth therein.

        4. This Amendment may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

        IN WITNESS WHEREOF, the parties have set their hands by, effective as of the day and year first above written, intending that this Amendment be signed as a sealed instrument and contrued in accordance with the laws (other thanthe conflict of laws rules) of The Commonwealth of Massachusetts.

ATTEST AS TO ALL:                       Gensym Corporation


                                        By: /s/ Lowell B. Hawkinson
- ------------------------------          ---------------------------------
                                        Title: Chairman and Chief
                                                 Executive Officer

                                        By: /s/ Robert L. Moore
                                        ---------------------------------
                                        Title: President


                                        By: /s/ Stephen Gregorio
                                        ---------------------------------
                                        Title: Vice President Finance and
                                                 Administration and Chief
                                                 Financial Officer


                                        Gensym International
                                        Corporation Company



                                        By: /s/  Lowell B. Hawkinson
                                        ---------------------------------
                                        Title: Treasurer and Secretary


                                        By: /s/  Robert L. Moore
                                        ---------------------------------
                                        Title: President


                                        GENSYM B.V.


                                        By: /s/  Lowell B. Hawkinson
                                        ---------------------------------
                                        Title: Managing Director


                                        By: /s/  Robert L. Moore
                                        ---------------------------------
                                        Title: Managing Director

                                     GENSYM GMBH

                                     By: /s/ Lowell B. Hawkinson
                                         ---------------------------------
                                     Title: Managing Director

                                     By: /s/ Robert L. Moore
                                         ---------------------------------
                                     Title: Managing Director


                                     GENSYM F.S.C. (V.I.) LIMITED

                                     By: /s/ Lowell B. Hawkinson
                                         ---------------------------------
                                     Title: Treasurer and Secretary

                                     By: /s/ Robert L. Moore
                                         ---------------------------------
                                     Title: President


ATTEST:                              State Street Bank and Trust
                                     Company

                                     By: /s/ Deborah M. Aiken
- -----------------------                  --------------------------------
                                     Title: Vice President


                                       3